Exhibit 99.1

1 XTI Aerospace, Inc. The Future of Air Travel NASDAQ: XTIA

Disclaimer

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "intends,""plans," "would," "should," "could," "may," or other similar expressions in this report.

In particular, these include statements relating to future actions; prospective products, anticipated expenses, applications,customers and technologies; future performance or results of anticipated products; and projected expenses and financial results.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: the Company's history of losses; our ability to achieve or maintain profitability in the future; our limited operating history with the recent business combination with XTI Aircraft Company (the "XTI Merger"); our ability to meet the development and commercialization schedule with respect to the TriFan 600; the risk that XTI has not yet manufactured any non-prototype aircraft or delivered any aircraft to a customer, and XTI and its current and future collaborators may be unable to successfully develop and market XTI's aircraft orsolutions, or may experience significant delays in doing so; XTI is subject to the uncertainties associated with the regulatory approvals of its aircraft including the certification by the Federal Aviation Administration, which is a lengthy and costly process, our ability to obtain adequate financing in the future as needed; emerging competition and rapidly advancing technology thatmay outpace our technology; customer demand for the products and services we develop; the impact of competitive or alternative products, technologies and pricing; our ability to developother new products and technologies; our ability to navigate the regulatory environment and complexities with compliance related to such environment; our ability to attract customers and/orfulfill customer orders; our ability to enhance and maintain the reputation of our brand and expand its customer base; our ability to scale in a cost-effective manner and maintain and expand our manufacturing and supply chain relationships; general economic conditions and events and the impact they may have on us and our potential customers, including, but not limited toincreases in inflation rates and rates of interest, supply chain challenges, cybersecurity attacks, our ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market; lawsuits and other claims by third parties or investigations by various regulatory agencies that we may be subjected to and are required to report; our ability to respondto a failure of our systems and technology to operate our business; our ability to protect our intellectual property; the outcome of any known and unknown litigation and regulatory proceedings;our success at managing the risks involved in the foregoing items; and other factors whether or not discussed in this presentation.

The forward-looking statements are based upon management's beliefs and assumptions and are made as of the date of this report. We undertake no obligation to publicly update or revise any forward-looking statements included in this report. You should not place undue reliance on these forward-looking statements.

This presentation also contains or may contain estimates, projections and other information concerning our industry and our business, including data regarding the estimated size of our markets and their projected growth rates. Information that is based on estimates, forecasts, projections or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information.

Unless otherwise expressly stated, we obtained these industry, business, market and other data from reports, studies and similar data prepared by third parties, industry and general publications, government data and similar sources. In some cases, we do not expressly refer to the sources from which these data are derived.

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XTI Aerospace Overview

- Closed transformational merger with Inpixon March 12, 2024
- Nasdaq listed: XTIA
- Developing a new category Vertical Lift Crossover Airplane (VLCA)
  - Over 700 conditional pre-orders[1] totaling over $7 billion in gross revenues[2]
  - Limited competition
  - Patents obtained
  - TAM $125B by 2030[3]
  - Phased de-risked path to reducing emissions
- Enterprise value of XTI Aircraft subsidiary ascertained by 3rd party to be within the range of $252 million and $343 million as of July 2023[4]
- Inpixon's RTLS business is now a division of XTI Aerospace
- New board members and new management team


VLCA

1. Conditional pre-orders refers to a combination of conditional aircraft purchase agreements, non-binding reservation deposit agreements, options and letters of intent from potential purchasers.
2. Based on XTI's current list price of $10 million per aircraft and assuming XTI is able to execute on the development program for the TriFan 600, secure FAA certification, and deliver the aircraft.
3. TAM estimated as an aggregate of business jets market: $30.1B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/business-jet-market-33698426.html; helicopters market: $30.6B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/helicopters-market-253467785.html; Emerging Urban Air Mobility (UAM) market: $50B by 2030, source: https://assets.verticalmag.com/wp-content/uploads/2021/05/Morgan-Stanley-URBAN_20210506_0000.pdf; Emerging Regional Air Mobility (RAM) market: $15B by 2030 (midpoint between low & high estimate), source: https://www.mckinsey.com/industries/aerospace-and-defense/our-insights/short-haul-flying-redefined-the-promise-of-regional-air-mobility#.
4. The enterprise value of XTI was ascertained by an independent financial advisory firm after comparison with certain public companies with similar business models to XTI in the air travel/VTOL segment of the aviation industry, with an average enterprise value of approximately $1.6 billion.

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4 Scott Pomeroy Chairman & CEO of XTI Aerospace, Inc . Mike Hinderberger CEO of XTI Aircraft Company Soumya Das CEO of RTLS Business Unit New Leadership Brooke Turk CFO of XTI Aerospace, Inc. Saleem Zaheer Chief Commercial Officer of XTI Aerospace, Inc .

5 https://vimeo.com/674028999

6 The “Missing Link” in Air Travel Our “crossover” airplane will elegantly blend what we believe is the best of a business aircraft and a helicopter into one highly versatile airplane Saves Time Twice the speed of most conventional helicopters Will Use Existing Infrastructure No waiting for new regulations or construction Range 700 miles in pressurized comfort TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis. Subject to change and FAA certification.

XTI TriFan 600 VLCA Performance[1]

VTOL Range
600 NM / 700 mi / 1100 km

Designed Cruise Speed
300 kts / 345 mph / 555 kph

Designed Cruise Altitude
25,000 ft

Certified IFR
Designed to fly into clouds & known icing

Designed to Operate from
- Helipads
- Firm ground
- Airports

NO NEW INFRASTRUCTURE REQUIRED


VTOL Range 700 mi
Vancouver
Seattle
Helena
Bismarck
Portland
Minneapolis
Boise
Casper
Sacramento
SFO
Salt Lake City
Denver
Omaha
Vertiport Chicago
Kansas City
Las Vegas
Los Angeles
Phoenix
Albuquerque
Ok City
Dallas
Houston
Memphis
New Orleans
Louisville
Atlanta
Charlotte
Jacksonville
Tampa
Miami
Toronto
Detroit
Pittsburgh
DC
New York
Boston
Bangor
VTOL Range 700 mi

[1] TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis. Subject to change and FAA certification

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XTI TriFan 600 VLCA: Versatile

Will serve existing and emerging markets

TriFan 600 anticipated will serve diverse markets
Minimal competition from a few companies with minimal public information available

- Existing business aircraft market **$30B**[1]
- Emerging Regional Air Mobility (RAM) market **$15B**[2]
- Emerging Urban Air Mobility (UAM) market **$50B**[3]
- Existing helicopter market **$30B**[4]

eVTOL aircraft will serve a limited market
Competition between hundreds of new companies

[1] Business jets market: $30.1B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/business-jet-market-33698426.html
[2] Emerging Regional Air Mobility (RAM) market: $15B by 2030 (midpoint between low & high estimate), source: https://www.mckinsey.com/industries/aerospace-and-defense/our-insights/short-haul-flying-redefined-the-promise-of-regional-air-mobility#
[3] Emerging Urban Air Mobility (UAM) market: $50B by 2030, source: https://assets.verticalmag.com/wp-content/uploads/2021/05/Morgan-Stanley-URBAN_20210506_0000.pdf
[4] Helicopters market: $30.6B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/helicopters-market-253467785.html

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VLCA Performance Advantages






	TRIFAN 600	eVTOL	Helicopter	Business Airplane
Range (700+ mi)	✓	✗	✗	✓
Speed (300+ mph)	✓	✗	✗	✓
Can land on a helipad or job sites, remote locations, clear driveways etc.	✓	✓	✓	✗
Proven propulsion system	✓	✗	✓	✓
Larger Payload	✓	✗	✓	✓
Fully Operable with existing infrastructure	✓	✗	✓	✓
No new airspace regulations required	✓	✗	✓	✓
Certified IFR (flight into clouds & adverse weather improves reliability)	✓	✗	Some	✓
Pressurized cabin for passenger comfort	✓	✗	✗	✓
Versatile – targets varied markets	✓	✗	✗	✗

TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis of vendor and market data. Subject to change and FAA certification

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Technology Overcomes Previous Limitations



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1. Aerodynamic Advantage
Optimized ducted fans and propellers provide efficient aerodynamics in hover and cruise flight

2. Vertical Lift Capability
Rear fan provides stability and power during VTOL and stows in flight

3. Fuel-Efficient Engines
Two proven powerful turboshaft engines accelerate certification timeline, with a path to zero emissions

4. 'Fly By Wire' Duct Controls
Reduces pilot workload and enhances stability

5. Pressurized Comfort
Pressurized fuselage enhances passenger experience

6. Excellent Visibility
Optimized windows augmented with cameras improve pilot's situational awareness

TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis. Subject to change and FAA certification.

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11 TriFan 600 Expected Monetary Savings* Ops Cost for 200 - mile trip x 6 times/day over 5 years. Aircraft price/ops costs: B&CA Ops & Purchase Planning Handbook 2023. Rotorcraft purchase price: https://air.one/ , ops costs: Conklin & deDecker * TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis. Subject to change and FAA certification. $9.9 $6.5 $8.1 $8.2 $25.0 $7.8 $7.0 $11.0 $12.2 $6.0 $15.3 $14.9 $17.8 $18.2 $ - $6.9 $4.8 $7.1 $7.6 XTI TRIFAN 600* AIRBUS EC135 BELL 429 WLG AW109 GRAND NEW AGUSTA WESTLAND 609 BEECHCRAFT KING AIR 260 HONDAJET ELITE II EMBRAER PHENOM 300E PILATUS PC 24 FIVE YEAR COST OF OWNERSHIP Equipped Price($m) in 2023 DOC for 6 legs/day x 340 days x 5 years ($MM) Tiltrotor Turboprop Business Jet Helicopter Helicopter Ducted Fan All need a runway Can operate from helipads Business Jet Business Jet Helicopter

12 TriFan Expected Time, Cost and Emissions Reductions* • Manhattan to Boston or DC Example Mission: 200 - mile trip • London to Paris • Houston to Dallas • Tokyo to Osaka XTI TriFan 600 DOC: $733/hr 3 Cruise: 300 knots 3 Bell 429 DOC: $ 98 1/hr 1 Cruise: 155 knots 2 At 2X the speed, TriFan 600 completes the mission with… half the mission costs ( - 40 to 60%) half the time (50 min vs. 90 min) half the emissions ( - 40 to 60%) 2X revenue potential ( + 100%) Lower Direct Operating Cost Twice the speed of conventional helicopters DOC: Direct Operating Cost = Fuel + Maintenance/hour (Jet A cost assumed: $5/USG) AW 109 DOC: $1338/hr 1 Cruise: 153 knots 2 1 Conklin & deDecker /Renaissance Strategic Advisors 2 Leonardo/Bell websites 3 TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis of vendor and market data. Subject to change and FAA certification

Our Commitment to Sustainability

Adopting a measured-risk, phased approach tied to:

- Technology maturation of hydrogen/batteries
- Formulation of regulatory guidance
- Infrastructure development

Turboshaft Engines

Accelerate certification & entry into service

Compatible with 100% sustainable aviation fuel (SAF)
CO2 emissions reduced by up to 80%[1] depending on the SAF blend

Hybrid Power

Hydrogen fuel cell or batteries plus a turboshaft engine

CO2 emissions reduced 90%

Zero Emissions Propulsion

All Electric

Zero emissions

[1] https://www.iata.org/en/programs/environment/sustainable-aviation-fuels

TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis. Subject to change and FAA certification

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14 XTI 65% - Scale Proof - of - Concept Vehicle Development & hover tests 2017 - 2020

Led By Aviation Veterans

250 years of collective aerospace experience. Over 40 aircraft certified



Scott Pomeroy
Board Director
XTIA CEO

- Board Member **AVX Aircraft Company**
- **Co-founder Gen3 –** Boutique Merchant Bank. $50M raised
- **CFO, Dex Media** Managed $10B raises



XTI

Mike Hinderberger
XTI CEO

- Program and Tech Director at **Aerion Supersonic**
- Chief Engineer, **Gulfstream** G650
- VP Engineering, **Piper** Aircraft



Saleem Zaheer
CCO of XTIA

- Oversaw strategy, business development at **XTI Aircraft**
- VP Flight Operations & Special Projects
- **IndiGo Airlines**
- **United Airlines** Captain



Dave Ambrose
VP Engineering

- Director Air Vehicle Integration **XTI**
- Vehicle Integration Lead, **Aerion Supersonic**
- **Lockheed Skunk Works** F35 Joint Strike Fighter
- Propulsion Engineer, **Cessna**



Keith Davis
VP Programs

- Director Program Management at **XTI**
- Sr Project Engineer at **Aerion Supersonic**
- Sr Program Manager at **NORDAM**
- Sr Engineer at **Northrop Grumman**



Charlie Johnson
Chief Operating Advisor

- President of **Cessna**
- Member, **Living Legends of Aviation**
- Kansas & Colorado **Aviation Halls of Fame**
- **U.S. Air Force** fighter pilot

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16 Effect Date Company Event 34% Stock Price increase 08/11/21 Debut as Public Company 24% Stock Price and $810M Market Cap appreciation 03/18/22 Completion and Approval of first Compliance Review by FAA 64% Stock Price Rise and $2.6B Market Cap appreciation 06/28/23 FAA Test Flight Approval and beginning of commercialization 38% Stock Price appreciation and $218M increase in Market Cap 05/11/23 Final Assembly of the first aircraft 43% Stock Price increase $490M increase in Market Cap 07/31/23 $142M in USAF Electric Aircraft Delivery Contracts 68% Stock Price appreciation and $1.3B Market Cap Increase 09/08/22 United Airlines enters into a conditional purchase agreement for 200 aircraft with option to increase the order by another 200 aircraft 40% Stock Price increase and $820M Market Cap increase 06/06/23 Debut at air show, adds additional 150+ aircraft to pipeline, and makes commitments to expand in Bay Area alongside United Potential Public Market Upside Sources: Company press releases, CapIQ , and FactSet Prices are calculated on a day prior to announcement and ending 2/3 days post announcement to capture market price appreciati on fully. Market Capitalization is not diluted, it was a CapIQ formula with shares outstanding on that day

Real-Time Location System (RTLS) Business Unit

Industry 4.0 Smart Factories, Warehouses, Mining Operations, and Digital Supply Chains

Our full-stack industrial RTLS enables customers to **Locate, Learn and Leverage** information allowing for automation, increased operational efficiency, and enhanced safety

LOCATE


Ultra-Wideband
Chirp (CSS)
RFID
GPS
BLE
UWB
RFID
QR Codes
Wirepas
NFC
LiDAR
Wi-Fi
Tags
Anchors
Chips
Modules
E-Ink

Complete line-up of location technologies and form factors to meet the needs of any facility-type and use case.

LEARN


SAP/ERP
REST API
WMS/MES
MQTT

Technology-agnostic, open platform integrates the complete technology stack and communicates with 3rd-party systems.

LEVERAGE


Smart Factory
Smart Warehouse
Smart Mine
Smart Facility
Digital Supply Chain
Real-Time Tracking
Process Automation
Scannerless AutoID
Worker Safety
Predictive Analytics

Single solution addresses a multitude of use cases. Actionable intelligence enables automation and data-driven decision making.

Inpixon: Deloitte 2023 Technology Fast 500 Winner

Ranking of the fastest-growing North American companies in the technology, media, telecommunications, life sciences, fintech, and energy tech sectors; https://www2.deloitte.com/us/en/pages/technology-media-and-telecommunications/articles/fast500-winners.html

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Key Highlights

XTIA is guided by a leadership team with decades of business experience, deep aviation industry expertise, and a proven track record successfully bringing new aircraft to market, including participation on teams that played a role in taking over 40 aircraft through FAA certification

Estimates and Projections

$125 billion total addressable market by 2030[1]

Traction established: 700+ conditional pre-orders[2], representing possible gross revenues of ~$7.1 billion[3]

Superior projected range, speed, cost of ownership. Designed for current infrastructure and regulatory environment[4]

Enterprise value of XTI ascertained by 3rd party to be within the range of $252 million and $343 million[5]

[1] TAM estimated as an aggregate of business jets market: $30.1B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/business-jet-market-33698426.html; helicopters market: $30.6B in 2022, source: https://www.marketsandmarkets.com/Market-Reports/helicopters-market-253467785.html; Emerging Urban Air Mobility (UAM) market: $50B by 2030, source: https://assets.verticalmag.com/wp-content/uploads/2021/05/Morgan-Stanley-URBAN_20210506_0000.pdf; Emerging Regional Air Mobility (RAM) market: $15B by 2030 (midpoint between low & high estimate), source: https://www.mckinsey.com/industries/aerospace-and-defense/our-insights/short-haul-flying-redefined-the-promise-of-regional-air-mobility#.

[2] A combination of conditional aircraft purchase agreements, non-binding reservation deposit agreements, and options.

[3] Based on current list price of $10 million per aircraft assuming the company is able to execute on the development program for the TriFan, secure FAA certification, and deliver these aircraft.

[4] TriFan 600 aircraft under development. Estimated performance based on XTI Aircraft analysis. Subject to change and FAA certification

[5] The enterprise value of XTI was ascertained by an independent financial advisory firm after comparison with certain public companies with similar business models to XTI in the air travel/VTOL segment of the aviation industry, with an average enterprise value of approximately $1.6 billion.

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19 Thank you! Investor Relations Crescendo Communications, LLC Tel: 212 - 671 - 1020 Email: XTIA@crescendo - ir.com NASDAQ: XTIA Corporate website: XTIAerospace.com IR Website: ir.XTIAerospace.com